EXHIBIT 32.2

Certification of Chief Financial Officer Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (the “Report”) by China Shen Zhou Mining & Resources, Inc. (the “Registrant”), I, Steven Jiao, hereby certify that:

1.  To the best of my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: October 16, 2007

By:  /s/ Steven Jiao

Steven Jiao
Chief Financial Officer